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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 10, 2007


                              UNITED BANCORP, INC.
             (Exact name of registrant as specified in its charter)


            OHIO                          0-16540                34-1405357

(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


201 SOUTH 4TH STREET, MARTINS FERRY, OHIO                             43935-0010

(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (740) 633-0445


   Former name or former address, if changed since last report. Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On July 10, 2007, Grant Thornton LLP ("Grant Thornton") was terminated as the independent registered public accountant for United Bancorp, Inc. ("United" or the "Corporation"). On July 10, 2007, the Audit Committee of the Corporation's Board of Directors, upon authority delegated to it by the Board of Directors, engaged the firm of BKD, LLP as the Corporation's new independent registered public accountant.

(b) Grant Thornton's reports on the consolidated financial statements of the Corporation for each of the fiscal years ended December 31, 2005 and December 31, 2006, contained no adverse opinions or disclaimers of opinion, and none were qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2005 and December 31, 2006, and the subsequent interim period through July 10, 2007, there were no disagreements between the Corporation and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the fiscal years ended December 31, 2004, December 31, 2005 and December 31, 2006, and the subsequent interim period through July 10, 2007, there were no reportable events as defined in Item 304 (a)(1)(v) of SEC Regulation S-K.

(c) During the fiscal years ended December 31, 2005 and December 31, 2006, and the subsequent interim period through July 10, 2007, the Corporation did not consult with BKD, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of SEC Regulation S-K.

     Exhibit No. 16, filed herewith, sets forth the letter of Grant Thornton to the Commission stating whether Grant Thornton agrees with the statements made by Registrant in this report on Form 8-K and the respects, if any, in which Grant Thornton does not agree with Registrant's statements in this report on Form 8-K.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

The following exhibits are furnished herewith:

EXHIBIT
NUMBER     EXHIBIT DESCRIPTION
------     -------------------

16 Letter of Grant Thornton, LLP regarding change in certifying accountant.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

         Dated: July 16, 2007                         UNITED BANCORP, INC.


                                                      /s/ Randall M. Greenwood
                                                      --------------------------
                                                      Randall M. Greenwood
                                                      Senior Vice President and
                                                      Chief Financial Officer



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                                  EXHIBIT INDEX



EXHIBIT
NUMBER      EXHIBIT DESCRIPTION
------      -------------------
16          Letter of Grant Thornton, LLP regarding change in certifying accountant.